Supplement to the
Fidelity MSCI Consumer Discretionary Index ETF, Fidelity MSCI Consumer Staples Index ETF, Fidelity MSCI Energy Index ETF, Fidelity MSCI Financials Index ETF, Fidelity MSCI Health Care Index ETF, Fidelity MSCI Industrials Index ETF, Fidelity MSCI Information Technology Index ETF, Fidelity MSCI Materials Index ETF, Fidelity MSCI Real Estate Index ETF, Fidelity MSCI Telecommunication Services Index ETF, and Fidelity MSCI Utilities Index ETF
November 29, 2016
Prospectus

The Board of Trustees has approved, subject to shareholder approval, a proposal to change Fidelity® MSCI Industrials Index ETF from diversified to non-diversified. A meeting of the shareholders of the fund will be held during the fourth quarter of 2017, to vote on the proposal. If approved, the changes will take effect on January 1, 2018 or the first day of the month following the shareholder meeting.

Shareholders should read the proxy statement, which contains important information about the proposals, when it becomes available. For a free copy of the proxy statement, please contact Fidelity at 1-800-FIDELITY. The proxy statement will also be available on the Securities and Exchange Commission’s web site (www.sec.gov).

Effective January 11, 2017, Fidelity® MSCI Industrials Index ETF changed its classification from a non-diversified fund to a diversified fund.

EXT-17-02 1.9858004.106	July 28, 2017